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                                                        Exhibit 23.2


                             ARTHUR ANDERSEN LLP



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to incorporation by reference in this Amendment No. 1 to Registration Statement No. 33-57223 of our report dated September 3, 1993 included in Cardinal Health, Inc.'s Form 10K for the year ended June 30, 1994 and to all references to our firm included in this registration statement.



                                                Arthur Andersen LLP


Sacramento, California
March 1, 1995